United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             May 29, 2003
                                                    ----------------------------


                               PENNEXX FOODS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Pennsylvania                      000-31148                    23-3008972
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(State or Other                    (Commission File           (IRS Employer
Jurisdiction of Incorporation)           Number)            Identification No.)

                     5501 Tabor Avenue
                Philadelphia, Pennsylvania                           19120
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         (Address of Principal                                     (Zip Code)
         Executive Offices)


                                 (215) 743-4331
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements and Exhibits:

         (c) Exhibits:

         Exhibit No.       Description:

         10.1 Forbearance and Peaceful Possession Agreement between Smithfield Foods, Inc. and Pennexx Foods, Inc., dated as of May 29, 2003.



Item 9.  Regulation FD Disclosure

         As of May 29, 2003, Pennexx Foods, Inc. ("Pennexx") entered into a Forbearance and Peaceful Possession Agreement (the "Forbearance Agreement") with Smithfield Foods, Inc. ("Smithfield) which has been approved by the United States District Court for the Eastern District of Pennsylvania. A copy of the Forbearance Agreement is attached hereto as Exhibit 10.1.

         The principal terms of the Forbearance Agreement are as follows: (1) Smithfield will forebear from exercising any of its rights or remedies until June 18, 2003; (2) Pennexx is required to pay Smithfield approximately $13.0 million on or before June 9, 2003 plus a per diem interest charge from and after May 30, 2003 to retire all amounts owed to Smithfield; (3) Pennexx is required to provide Smithfield with a release of its Guaranty of the Pennexx's Operating Lease obligations on or before June 18, 2003; and (4) Pennexx has, for itself and its shareholders and affiliates, released Smithfield from all obligations and liabilities other than those set forth in the Forbearance Agreement.

         If Pennexx performs its obligations under the Forbearance Agreement, Smithfield will dismiss all actions against Pennexx, release all mortgages and liens on Pennexx property, and provide Pennexx with a general release. If Pennexx defaults under the Forbearance Agreement (including the failure to pay the amounts required on June 9, 2003), it is required to grant Smithfield immediate peaceable possession of all of the collateral which would, in effect, terminate Pennexx's business.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PENNEXX FOODS, INC.
                                                    (Registrant)


                                           By:      /s/ Michael D. Queen
                                               ---------------------------------
Date: June 2, 2003                                  Michael D. Queen, President

                                INDEX TO EXHIBITS

Exhibit
Number   Description

10.1 Forbearance and Peaceful Possession Agreement between Smithfield Foods, Inc. and Pennexx Foods, Inc., dated as of May 29, 2003




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